Financial Instruments	12 Months Ended
Mar. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

17. Financial Instruments

The Company's financial instruments consist of cash and restricted cash, accounts receivable, finance lease receivables, promissory note receivable, line of credit, accounts payable and accrued liabilities, note payable, loans payable to related parties, promissory note payable, convertible debentures and lease liabilities.

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values.  The three levels of the fair value hierarchy are:

Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities;

Level 2: Inputs other than quoted prices that are observable for the asset or liabilities either directly or indirectly; and

Level 3: Inputs that are not based on observable market data

The Company does not currently hold any financial instruments measured at fair value on the Consolidated Statements of Financial Position. The fair value of these financial instruments approximates their carrying value, unless otherwise noted.

Overview

The Company has exposure to the following financial instrument related risks.

Credit risk

The Company's exposure to credit risk is on its cash, accounts receivable, promissory note receivable, and on its finance lease receivables. The maximum exposure to credit risk is their carrying amounts in the consolidated statement of Financial Statements.

Cash and restricted cash consists of cash bank balances held in major financial institutions in Canada and the United States with a high credit quality and therefore the Company is exposed to minimal risk. The Company assesses the credit risk of its account receivable, finance lease receivables and promissory note receivable at each reporting period end and on an annual basis. As at March 31, 2020 the Company recognized an allowance for credit losses of $46,447 against its accounts receivable (Note 4), and wrote down the promissory note receivable by $223,919 (Note 7).

Liquidity risk

The Company tries to ensure that there is sufficient capital in order to meet short-term business requirements, after taking into account the Company's cash balances and available liquidity on the Company's $8 million operating line of credit. The Company's cash is invested in bank accounts at major financial institutions in Canada and the United States and is available on demand. The Company will continue to rely on additional financings to further its operations and meet its capital requirements.

Market risks

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange. The Company is exposed to interest rate risk with respect to its Line of Credit (Note 10). The Company is exposed to foreign exchange risk as it conducts business in both the United States and Canada.  Management monitors its foreign currency balances, but the Company does not engage in any hedging activities to reduce its foreign currency risk.

At March 31, 2020, the Company was exposed to currency risk through the following financial assets and liabilities in CDN Dollars.

Cash	$8,984
Accounts Receivable	$72,361
Promissory Notes Receivable	$650,000
Accounts Payable and Accrued Liabilities	$(237,994)
Loans Payable to Related Parties	$(3,276,895)
Convertible Debentures	$(5,596,000)
Note Payable	$(15,000)

The CDN/USD exchange rate as at March 31, 2020 was $0.7049 (March 31, 2019 - $0.74895). Based on the net exposure and assuming all other variables remain constant, a 10% change in the appreciation or depreciation of the Canadian dollar relative to the US dollar would result in a change of approximately $592,000 to other comprehensive income/loss.